Christopher J. McComish Chief Executive Officer David G. Antolik President Mark Kochvar Chief Financial Officer Second Quarter 2021

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge- offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; our ability to successfully manage our CEO transition; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2020, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Corporate Profile The Markets We Serve • $9.5 billion in assets • $7.0 billion in loans • $8.0 billion in deposits • $1.2 billion market cap • Stock symbol: STBA • Locations in 5 attractive markets in 3 states • Markets comprise 9.1 million people and 179,000 businesses • The customers we serve: • 223,000 consumers • 10,500 small businesses • 2,300 commercial clients • 750 wealth management clients • 1,150 team members

4 New Leadership • S&T President since January 2019 • 31 years of experience at S&T • Deep commercial and small business expertise • Proven ability to attract and retain talent • Regional market knowledge and connections COMPLEMENTARY LEADERSHIP Christopher J. McComish CHIEF EXECUTIVE OFFICER David G. Antolik PRESIDENT • S&T CEO since August 23, 2021 • 34 years of proven industry leadership and engagement • Track record of growth and transformation of commercial, consumer, and wealth businesses • Significant experience leading both digital and traditional financial service businesses • Deep leadership of M&A and integration • Completed an extensive and thoughtful national CEO search • Focused on building and retaining talent • Delivering results for today while building for tomorrow

CEO FIRST 100 DAYS 5 Our Strengths Stable, low-cost deposit base Strong capital and liquidity Attractive legacy and expansion markets Proven ability to grow organically and through M&A Commercial and small business expertise Efficient operator Understand the current state through engaging with our employees, customers, and communities Work collaboratively with the executive team to build our future state

EMPLOYEE ENGAGEMENT • Maintain best-in-class culture • Attract and retain talent • Build on ownership mentality • Drive customer growth RISK/OPERATIONAL EXCELLENCE • Credit risk appetite and management • Enhance technology • Build out infrastructure BRAND AND REPUTATION • Capitalize on legacy market reputation • Establish and grow brand in expansion markets Drivers of Performance 6 CONSUMER • Human-led • Digitally-enabled • Noninterest revenue opportunities COMMERCIAL AND SMALL BUSINESS • Relationship-based • Customer centric • Specialty verticals

7 Second Quarter Overview HIGHLIGHTS • Chris McComish named CEO • Good return metrics • Increased customer activity • Well-positioned for growth • $0.28 dividend declared RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.72 Net Income $28.4 million ROA 1.21% ROE 9.65% ROTE* 14.41% PTPP* 1.61%

Performance 8 1.50% 1.32% 1.45%(2*) 1.22(1*) 0.74%(3*) 0.23% 1.03% 1.31% 9.90%(1*) 11.60% 9.98% 10.92%(2*) 5.76%(3*) 1.80% 8.37% 10.39% 9.98% 1.78%1.93%(2*) 1.67% 1.89% 1.96% (*) 1.75% 1.78% 15.76%(2*) 15.08%(1*) 17.14% 2.92% 8.80%(3*) 15.57% 12.77% 14.41% Return on Average Tangible Equity(*) RETURN ON AVERAGE ASSETS RETURN ON AVERAGE EQUITY RETURN ON AVERAGE TANGIBLE EQUITY (*) PTPP / AVERAGE ASSETS (*) (1)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. (3)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (2)This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. (*)Refer to appendix for reconciliation of non-GAAP financial measures.

2Q21 VS 1Q21: Balance Sheet HIGHLIGHTS • Cash increased due to: • PPP loan decrease of $163.1 million • $139.2 million of deposit growth related to PPP loans and stimulus payments • Excluding PPP, portfolio loans decreased $12.7 million in 2Q21 LOAN OUTLOOK • Strong loan pipeline and commitment growth • Key hires in production staff Dollars in millions 9 2Q21 1Q21 Var $985 $671 $314 $840 $817 $23 $6,671 $6,684 ($13) $118 $309 ($191) $218 $190 $28 $8,015 $7,876 $139

NIM pressure mainly due to increased cash and lower PPP contribution NIM Change vs Prior Quarter 1Q21: 3.47% Elevated Fed cash (0.18%) PPP impact (0.08%) Loan yields (0.07%) Liability costs 0.05% Other (0.03%) 2Q21: 3.16% Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 10

2Q21 2Q21 vs 1Q21 2Q21 vs 2Q20 Debit and Credit Card $4.7 $0.6 $1.1 Service Charges 3.6 0.2 0.8 Wealth 3.2 0.2 0.6 Mortgage 1.7 (2.6) (0.9) Other 2.1 (0.2) (1.3) Noninterest Income $15.4 ($1.8) $0.3 Debit card growth; lower levels of mortgage banking Noninterest Income 11Dollars in millions

2Q21 2Q21 vs 1Q21 2Q21 vs 2Q20 Salaries & Benefits $24.5 $1.2 $3.1 Data Processing 3.8 (0.4) 0.2 Occupancy 3.4 (0.4) 0.0 FF&E 2.4 (0.2) (0.6) Other Taxes 1.8 0.4 0.2 Professional Services 1.6 0.1 (0.3) Marketing 1.0 (0.3) 0.0 FDIC 0.9 (0.1) (0.1) Other 6.3 0.1 (0.2) Noninterest Expense $45.8 $0.2 $2.4 Expenses remain well-controlled Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 12

Western PA Upstate NY Central OH Northeast OH Eastern PA 50% $3,467 27% $1,896 8% $578 9% $659 6% $407 Portfolio Loans $7,007 Upstate NY 0% $20 Northeast OH 2% $158 Central OH 2% $141 Eastern PA Western PA 68% $5,418 26% $2,084 Other 2% $194 Deposits $8,015 We operate in 5 regional markets: Markets 13Dollars in millions; as of June 30, 2021

Loan Mix Our loan portfolio is well-diversified: Dollars in millions; as of June 30, 2021 14 Amount % of Total CRE $3,247 46% C&I 1,774 25% Consumer 1,508 22% Construction 478 7% Total $7,007 100%

Deposit Mix We have a solid core deposit profile: Dollars in millions; as of June 30, 2021 15 Amount % of Total DDA $2,669 33% MM 2,047 26% CDs 1,270 16% Savings 1,050 13% Int Bear DDA 979 12% Total $8,015 100% Amount % of Total Personal 4,374 55% Business 3,636 45% Brokered 5 0% Total $8,015 100%

Asset Quality ACL 2Q21 VS 1Q21: HIGHLIGHTS • ACL release of $5.5 million • Nonperforming loans declined • COVID modifications remain <1% of loans • Hotel portfolio is being closely monitored Dollars in millions; *Excludes loss from customer fraud related to a check kiting scheme 16 ASSET QUALITY TRENDS

Capital We have strong capital levels and are well-positioned for growth Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 17 TOTAL CAPITAL

Financial Data (1)These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures. (2)These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures (3)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. (4) Upon adoption of CECL on January 1, 2020, the provision for credit losses includes provision for unfunded loan commitments. Income Statement YTD 2Q21 2020 2020 2019 2019 2018 2017 2017 Dollars in thousands, except for share data Excludes Fraud (1) Excludes Merger Exp (2) Excludes DTA(3) Net Interest Income $138,962 $279,388 $246,791 $234,438 $225,733 Noninterest Income 32,661 59,719 52,558 49,181 55,462 Total Revenue 171,623 339,107 299,349 283,619 281,195 Noninterest Expense 91,409 184,302 155,766 145,445 147,907 Merger Expenses — 2,342 11,350 — — — Provision for Credit Losses(4) 5,699 131,424 72,753 14,873 14,873 14,995 13,883 Net Income Before Taxes 74,515 21,039 79,710 117,360 128,710 123,179 119,405 Taxes 14,247 (1) 12,320 19,126 21,232 17,845 46,437 $33,004 Net Income $60,268 $21,040 $67,390 $98,234 $107,478 $105,334 $72,968 $86,401 Diluted Earnings per Share $1.54 $0.53 $1.72 $2.82 $3.09 $3.01 $2.09 $2.47 18

Financial Data 19 Balance Sheet 2Q21 2020 2019 2018 2017 Dollars in thousands Securities $840,375 $773,693 $784,283 $684,872 $698,291 Interest-bearing Balances 897,999 158,903 124,491 82,740 61,965 Loans, Net 6,905,363 7,126,776 7,080,184 5,888,023 5,709,544 Other 852,095 908,525 775,691 596,586 590,455 Total Assets $9,495,832 $8,967,897 $8,764,649 $7,252,221 $7,060,255 Deposits $8,015,264 $7,420,538 $7,036,576 $5,673,922 $5,427,891 Borrowings 155,669 227,927 416,352 604,316 683,081 Other Liabilities 136,166 164,721 119,723 38,222 65,252 Equity 1,188,733 1,154,711 1,191,998 935,761 884,031 Total Liabilities & Equity $9,495,832 $8,967,897 $8,764,649 $7,252,221 $7,060,255

Net Interest Margin YTD 2Q21 2020 2019 2018 2017 Securities - FTE 2.26% 2.49% 2.64% 2.62% 2.48% Loans - FTE 3.88% 4.09% 4.95% 4.72% 4.32% Total Interest-earning Assets - FTE 3.49% 3.87% 4.71% 4.48% 4.09% Interest-bearing Deposits 0.23% 0.66% 1.40% 1.01% 0.62% Borrowings 1.53% 1.56% 2.76% 2.19% 1.27% Total Costing Liabilities 0.27% 0.72% 1.51% 1.18% 0.72% Net Interest Margin (FTE)(1) 3.31% 3.38% 3.64% 3.64% 3.56% NIM (FTE) Ex-Purchase Accounting(1) 3.28% 3.32% 3.62% 3.62% 3.53% Financial Data (1)Refer to appendix for reconciliation of non-GAAP financial measures 20

Financial Data 21 Loan Portfolio 2Q21 2020 2019 2018 2017 Dollars in thousands Commercial Real Estate $3,246,533 $3,244,974 $3,416,518 $2,921,832 $2,685,994 Commercial and Industrial 1,774,358 1,954,453 1,720,833 1,493,416 1,433,266 Commercial Construction 478,153 474,280 375,445 257,197 384,334 Total Commercial 5,499,044 5,673,707 5,512,796 4,672,445 4,503,594 Residential Mortgage 859,329 918,398 998,585 726,679 698,774 Home Equity 547,658 535,165 538,348 471,562 487,326 Installment and Other Consumer 88,210 80,915 79,033 67,546 67,204 Consumer Construction 13,110 17,675 8,390 8,416 4,551 Total Consumer 1,508,307 1,552,153 1,624,356 1,274,203 1,257,855 Total Portfolio Loans 7,007,351 7,225,860 7,137,152 5,946,648 5,761,449 Loans held for sale 7,648 18,528 5,256 2,371 4,485 Total Loans $7,014,999 $7,244,388 $7,142,408 $5,949,019 $5,765,934

Financial Data 22 Asset Quality 2Q21 2020 2019 2018 2017 Dollars in thousands Total Nonperforming Loans $112,619 $146,774 $54,057 $46,073 $23,938 Nonperforming Loans/Total Loans 1.61% 2.03% 0.76% 0.77% 0.42% Nonperforming Assets/Total Loans + OREO 1.62% 2.06% 0.81% 0.83% 0.42% YTD Net Charge-offs /Average Loans 0.37% 1.40% 0.22% 0.18% 0.18% Allowance for Credit Losses/Total Portfolio Loans 1.56% 1.63% 0.87% 1.03% 0.98% Allowance for Credit Losses/Nonperforming Loans 97% 80% 115% 132% 236% Excluding PPP: Nonperforming Loans/Total Loans 1.69% 2.17% Allowance for Credit Losses/Total Portfolio Loans 1.64% 1.74%

Financial Data 23 Capital 2Q21 2020 2019 2018 2017 Tier 1 Leverage 9.52% 9.43% 10.29% 10.05% 9.17% Common Tier 1 – Risk-Based Capital 11.98% 11.33% 11.43% 11.38% 10.71% Tier 1 – Risk-Based Capital 12.40% 11.74% 11.84% 11.72% 11.06% Total – Risk-Based Capital 14.00% 13.44% 13.22% 13.21% 12.55% Tangible Common Equity/Tangible Assets(1) 8.88% 9.02% 9.68% 9.28% 8.72% (1)Refer to appendix for reconciliation of non-GAAP financial measures.

2Q21 Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $113,778 Plus: amortization of intangibles (annualized), net of tax 1,395 Net income before amortization of intangibles (annualized) $115,173 Average total shareholders' equity $1,179,002 Less: average goodwill and other intangible assets, net of deferred tax liability (379,784) Average tangible equity (non-GAAP) $799,218 Return on average tangible shareholders' equity (non-GAAP) 14.41% PTPP / Average Assets (non-GAAP) Income before taxes $35,338 Plus: Provision for credit losses 2,561 Total 37,899 Total (annualized) (non-GAAP) $152,012 Average assets $9,433,911 PTPP / Average Assets (non-GAAP) 1.61% Tangible Common Equity / Tangible Assets (non-GAAP) Total shareholders' equity $1,188,733 Less: goodwill and other intangible assets, net of deferred tax liability (379,563) Tangible common equity (non-GAAP) $809,170 Total assets $9,495,832 Less: goodwill and other intangible assets, net of deferred tax liability (379,563) Tangible assets (non-GAAP) $9,116,268 Tangible common equity to tangible assets (non-GAAP) 8.88% Appendix Definitions of GAAP to Non-GAAP Financial Measures 24

2Q21 1Q21 4Q20 3Q20 2Q20 Efficiency Ratio (non-GAAP) Noninterest expense $45,829 $45,580 $48,528 $48,246 $43,478 Net interest income per consolidated statements of net income $68,304 $70,659 $69,929 $69,276 $70,148 Plus: taxable equivalent adjustment 585 664 725 780 847 Net interest income (FTE) (non-GAAP) 68,889 71,323 70,654 70,056 70,995 Noninterest income 15,424 17,236 15,609 16,483 15,224 Less: net (gains) losses on sale of securities (29) — — — (142) Net interest income (FTE) (non-GAAP) plus noninterest income $84,284 $88,560 $86,263 $86,539 $86,077 Efficiency ratio (non-GAAP) 54.37% 51.47% 56.26% 55.75% 50.51% Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $71,577 $74,781 $75,548 $76,848 $80,479 Less: interest expense (3,273) (4,123) (5,619) (7,572) (10,331) Net interest income per consolidated statements of net income 68,304 70,658 69,929 69,276 70,148 Plus: taxable equivalent adjustment 585 664 725 780 847 Net interest income (FTE) (non-GAAP) $68,889 $71,322 $70,654 $70,056 $70,995 Net interest income (FTE) (annualized) $276,313 $289,251 $281,080 $278,701 $285,540 Average interest-earning assets $8,729,277 $8,324,259 $8,322,022 $8,477,074 $8,611,952 Net interest margin (FTE) (non-GAAP) 3.16% 3.47% 3.38% 3.29% 3.31% Appendix Definitions of GAAP to Non-GAAP Financial Measures 25

2020 2019 2017 Excludes Fraud Excludes Merger Exp Excludes DTA Net Income excluding nonrecurring items Net income $21,040 $98,234 $72,968 Nonrecurring items 58,671 11,350 13,433 Tax effect of nonrecurring items (12,321) (2,106) — Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average shares outstanding - diluted 39,073 34,679 34,955 Diluted earnings per share (non-GAAP) $1.72 $3.09 $2.47 Return on Average Assets (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total assets 9,152,747 7,435,536 7,060,232 Plus: DTA re-measurement — — 589 Average total assets (non-GAAP) 9,152,747 7,435,536 7,060,821 Return on average assets (non-GAAP) 0.74% 1.45% 1.22 % Return on Average Shareholders' Equity (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total shareholders' equity 1,169,489 983,908 872,130 Plus: DTA re-measurement — — 589 Average total shareholders' equity (non-GAAP) 1,169,489 983,908 872,719 Return on average shareholders' equity (non-GAAP) 5.76% 10.92% 9.90 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 26

2Q21 2020 2020 2019 2019 2018 2017 2017 YTD Excludes Fraud Excludes Merger Exp Excludes DTA Return on Average Tangible Equity (non-GAAP) Net income (annualized) $121,535 $21,040 $21,040 $98,234 $98,234 $105,334 $72,968 $72,968 Nonrecurring items — — 58,671 — 11,350 — — 13,433 Tax effect of nonrecurring items — — (12,321) — (2,106) — — — Adjusted net income (non-GAAP) $121,535 $21,040 $67,390 $98,234 $107,478 $105,334 $72,968 $86,401 Adjusted net income (non-GAAP) $121,535 $21,040 $67,390 $98,234 $107,478 $105,334 $72,968 $86,401 Plus: amortization of intangibles (annualized), net of tax 1,429 2,001 2,001 660 660 680 801 801 Net income before amortization of intangibles (annualized) 122,964 23,041 69,391 98,894 108,138 106,014 73,769 87,202 Average total shareholders' equity 1,169,620 1,169,489 1,169,489 983,908 983,908 908,355 872,130 872,130 Plus: DTA re-measurement — — — — — — — 589 Less: average goodwill and other intangible assets, net of deferred tax liability (379,963) (380,846) (380,846) (297,589) (297,589) (289,766) (294,444) (294,444) Average tangible equity (non-GAAP) 789,657 788,643 788,643 686,319 686,319 618,589 577,686 578,275 Return on average tangible shareholders’ equity (non-GAAP) 15.57% 2.92% 8.80% 14.41% 15.76% 17.14% 12.77% 15.08 % Net Interest Margin Rate (FTE) (Non-GAAP) Interest income and dividend income $146,358 $320,464 $320,484 $289,826 $260,642 Less: interest expense (7,396) (41,076) (73,693) (55,388) (34,909) Net interest income per consolidated statements of net income 138,962 279,388 246,791 234,438 225,733 Plus: taxable equivalent adjustment 1,249 3,202 3,757 3,804 7,493 Net interest income (FTE) (non-GAAP) 140,211 282,590 250,548 238,242 233,226 Purchase accounting adjustment (1,223) (4,845) (1,048) (1,242) (1,839) Net interest income (FTE) ex-purchase accounting (non-GAAP) $1138,988 $277,745 $249,500 $237,000 $231,387 Average interest-earning assets $8,527,886 $8,372,894 $6,885,372 $6,549,679 $6,549,821 Net Interest Margin 3.28% 3.34% 3.58% 3.58% 3.45 % Adjustment to FTE basis 0.03% 0.04% 0.06% 0.06% 0.11 % Net Interest Margin (FTE) (non-GAAP) 3.31% 3.38% 3.64% 3.64% 3.56 % Purchase accounting adjustment (0.03)% (0.06)% (0.02)% (0.02)% (0.03)% Net Interest Margin (FTE) ex-purchase accounting (non-GAAP) 3.28% 3.32% 3.62% 3.62% 3.53 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 27

2Q21 2020 2020 2019 2019 2018 2017 YTD Excludes Fraud Excludes Merger Exp PTPP / Average Assets (Non-GAAP) Income before taxes $74,515 $21,040 $117,360 $117,360 $123,179 $119,405 Plus: merger related expenses — — — 11,350 — — Plus: provision for credit losses 5,699 131,424 14,873 14,873 14,995 13,883 Total adjusted income before taxes (non-GAAP) 80,214 152,464 132,233 143,583 138,174 133,288 Total adjusted income before taxes (annualized) (non-GAAP) 161,758 152,464 132,233 143,583 138,174 133,288 Average assets 9,258,003 9,152,747 7,435,536 7,435,536 7,043,828 7,060,232 PTPP / Average Assets (non-GAAP) 1.75% 1.67% 1.78% 1.93% 1.96% 1.89 % Tangible Common Equity / Tangible Assets (non-GAAP) Total shareholders' equity $1,188,733 $1,154,711 $1,191,998 $935,761 $884,031 Less: goodwill and other intangible assets, net of deferred tax liability (379,563) (380,278) (380,247) (289,501) (294,060) Tangible common equity (non-GAAP) $809,170 $774,433 $811,751 $646,260 $589,971 Total assets $9,495,832 8,967,896 8,764,649 7,252,221 7,060,255 Less: goodwill and other intangible assets, net of deferred tax liability (379,563) (380,278) (380,247) (289,501) (294,060) Tangible assets (non-GAAP) $9,116,268 8,587,618 8,384,402 6,962,720 6,766,195 Tangible common equity to tangible assets (non-GAAP) 8.88% 9.02% 9.68% 9.28% 8.72 % Provision for credit losses Provision $131,424 $131,424 Less: customer fraud — 58,671 Adjusted provision for credit losses 131,424 72,753 YTD Net loan charge offs/ YTD Average loans Net charge-offs $103,379 $103,379 Less: customer fraud — 58,671 Adjusted net charge-offs 103,379 44,708 Total average YTD loans 7,410,462 7,410,462 Adjusted net loan charge offs/ YTD Average loans 1.40% 0.60% Appendix Definitions of GAAP to Non-GAAP Financial Measures 28MEMBER FDIC

Christopher J. McComish Chief Executive Officer David G. Antolik President Mark Kochvar Chief Financial Officer Second Quarter 2021